UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2021

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

70 West Madison, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including zip code)

(312) 861-5900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Investor Presentation

This information under this Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In connection with the Offering described below in Item 8.01, the company included in a presentation to investors the following guidance that management had announced in its first quarter earnings call on April 26, 2021 for the full year ending December 31, 2021:

•	Revenue is expected to be in the range of $1,840 million to $1,890 million.

•	Earnings per diluted share is expected to be in the range of $4.20 to $4.40.

•	Adjusted earnings per diluted share is expected to be in the range of $4.40 to $4.60.

A copy of the press release issued by the Company announcing the launch of the offering of the Notes is filed as Exhibit 99.1 hereto.

Amendment to Credit Agreement

Concurrent with the Offering and to permit the issuance of the Notes, the Company has entered into an amendment of its existing secured senior credit facility, dated as of June 19, 2018, with Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto.

Item 8.01	Other Events

Notes Offering

On May 25, 2021, John Bean Technologies Corporation (the “Company”) issued a press release announcing its intention to offer (the “Offering”) $350 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $52.5 million aggregate principal amount of the Notes, solely to cover over-allotments, if any, within a 13-day period beginning on, and including, the initial closing date. Accordingly, the Notes will not be registered under the Securities Act and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “option counterparties”). The Company also expects to enter into warrant transactions with the option counterparties.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Note Regarding Forward-Looking Statements

This current report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond the Company’s ability to control. Forward-looking statements include, among others, the ability to complete the Offering and the convertible note hedge transactions on favorable terms, if at all, and general market conditions (including the COVID-19 pandemic and related economic impact) which might affect the Offering and the convertible note hedge transactions. The factors that could cause our actual results to differ materially from expectations include but are not limited to the following factors: the duration of the COVID-19 pandemic and the effects of the pandemic on our ability to operate our business and facilities, on our customers, on our supply chains and on the economy generally; fluctuations in our financial results; unanticipated delays or acceleration in our sales cycles; deterioration of economic conditions; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; risks associated with acquisitions; effects of the U.K.’s exit from the E.U.; fluctuations in currency exchange rates; difficulty in implementing our business strategies; increases in energy or raw material prices, freight costs, and lack of availability of raw materials driven by supply chain delays and inflationary pressures; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; impact of climate change and environmental protection initiatives; our ability to comply with the laws and regulations governing our U.S. government contracts; acts of terrorism or war; termination or loss of major customer contracts and risks associated with fixed-price contracts; customer sourcing initiatives; competition and innovation in our industries; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; availability of and access to financial and other resources; and other factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. In addition, many of our risks and uncertainties are currently amplified by and will continue to be amplified by the COVID-19 pandemic. Given the highly fluid nature of the COVID-19 pandemic, it is not possible to predict all such risks and uncertainties. The Company cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit Number	Description

99.1	Press Release announcing the launch of the Notes offering, dated May 25, 2021

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Dated: May 25, 2021	By:	/s/ Matthew J. Meister
	Name:	Matthew J. Meister
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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